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                                                                    EXHIBIT 23.1

INDEPENDENT AUDITORS' CONSENT

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File No. 333-69078.

ARTHUR ANDERSEN LLP

Charlotte, North Carolina
January 24, 2002